1 1Q22 SUPPLEMENTAL FINANCIAL PACKAGE Wills Wharf, Harbor Point Baltimore

2 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated May 3, 2022, which has been furnished as Exhibit 99.1 to our Form 8-K filed on May 3, 2022. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s Mezzanine program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS

3 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board James C. Cherry, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director Eva S. Hardy, Independent Director A. Russell Kirk, Director Dorothy S. McAuliffe, Independent Director John W. Snow, Independent Director CORPORATE OFFICERS Louis S. Haddad, President and Chief Executive Officer Matthew T. Barnes-Smith, Chief Financial Officer Shawn J. Tibbetts, Chief Operating Officer Eric E. Apperson, President of Construction Shelly R. Hampton, President of Asset Management Jefferies Peter Abramowitz (212) 336-7241 pabramowitz@jefferies.com Bank of America Merrill Lynch James Feldman (646) 855-5808 james.feldman@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com ANALYST COVERAGE Armada Hoffler Properties, Inc. (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust with four decades of experience developing, building, acquiring and managing high-quality office, retail and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third- party clients, in addition to developing and building properties to be placed in their stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information visit ArmadaHoffler.com. CORPORATE PROFILE Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Stifel Stephen Manaker (212) 271-3716 manakers@stifel.com

4 HIGHLIGHTS • Net income attributable to common stockholders and OP Unit holders of $9.3 million, or $0.11 per diluted share, compared to $3.1 million, or $0.04 per diluted share, for the three months ended March 31, 2021. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $27.6 million, or $0.31 per diluted share, compared to $20.8 million, or $0.26 per diluted share, for the three months ended March 31, 2021. See definitions and reconciliations in appendix. • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $24.5 million, or $0.28 per diluted share, compared to $20.6 million, or $0.26 per diluted share, for the three months ended March 31, 2021. • Raised 2022 full-year Normalized FFO guidance to $1.15 to $1.19 per diluted share from the Company's previous guidance range of $1.11 to $1.15 per diluted share. • Stabilized operating property portfolio occupancy increased to 97.1% as of March 31, 2022. Office occupancy was 97.3%, retail occupancy was 96.7%, and multifamily occupancy was 97.3%. • Same Store net operating income ("NOI") increased 7.3% on a GAAP basis and 9.4% on a cash basis compared to the quarter ended March 31, 2021. ◦ Multifamily same store NOI increased 15.3% on a GAAP basis and 15.2% on a cash basis. ◦ Commercial same store NOI increased 4.3% on a GAAP basis and 7.3% on a cash basis. • Positive releasing spreads during the first quarter of 11.8% on a GAAP basis and 3.5% on a cash basis for retail and 11.3% on a GAAP basis and 2.6% on a cash basis for office. • Completed the acquisition of the Class A+ mixed-use Exelon Building in Baltimore's Harbor Point . The building features 444,000 square feet of Class A office space, 103 multifamily units, 38,500 square feet of retail space, and 750 parking spaces, which will complement the Company's existing Harbor Point portfolio and development. In conjunction with this acquisition, the Company raised $58 million at $14.45 per share, net of all fees and discounts. • Amended the Company’s Bylaws to relax the requirements necessary for stockholders to submit binding proposals. • Appointed Matthew Barnes-Smith as Chief Financial Officer in accordance with the Company’s strategic succession plan. Former CFO, Michael O'Hara was a key contributor to the Company for over 25 years and will continue with the Company through the end of the year to oversee the Company’s major investments at Harbor Point. • In April, completed the disposition of two student housing assets in Charleston for $81 million. • In April, issued its 2021 Sustainability Report that highlights the Company's ongoing commitment to environmental, workplace health and safety, corporate social responsibility, corporate governance, and other sustainability matters over the course of the past year. The 2021 Sustainability Report can be accessed through the Sustainability page of the Company's website, ArmadaHoffler.com/Sustainability.

5 2022 OUTLOOK & ASSUMPTIONS OUTLOOK LOW HIGH TOTAL NOI $144.1 $145.1 CONSTRUCTION SEGMENT GROSS PROFIT $7.3 $8.3 G&A EXPENSES $15.8 $16.3 INTEREST INCOME $14.7 $15.1 INTEREST EXPENSE(1) $34.3 $35.0 NORMALIZED FFO PER DILUTED SHARE $1.15 $1.19 GUIDANCE ASSUMPTIONS (1) Includes the interest expense on finance leases. $ IN MILLIONS • Disposition of two student housing assets in Charleston for $81 million, which closed in April • Interest expense, net of interest rate caps, based on the Forward Yield Curve ending 2022 at 3.1% • Additional capital deployed in Harbor Point Parcel 4 to total $74 million • Self-funding development pipeline through sale of non-core assets • No capital markets activity for the remainder of the year • Acquisition of $25 to $35 million of grocery-anchored retail assets

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three months ended			
OPERATIONAL METRICS	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Net income attributable to common stockholders and OP unitholders	$9,289	$361	$4,861	$5,568
Net income per diluted share attributable to common stockholders and OP unitholders	$0.11	$0.00	$0.06	$0.07
Normalized FFO attributable to common stockholders and OP unitholders	24,533	21,907	21,518	23,320
Normalized FFO per diluted share attributable to common stockholders and OP unitholders	$0.28	$0.27	$0.26	$0.29
Stabilized Portfolio Debt/Adjusted EBITDA	5.6x	5.4x	5.8x	6.0x
Fixed charge coverage ratio	2.6x	2.3x	2.3x	2.4x
CAPITALIZATION				
Common shares outstanding	67,695	63,012	61,324	60,992
Operating Partnership units outstanding	20,622	20,633	20,853	20,853
Common shares and Operating Partnership units outstanding	88,317	83,645	82,177	81,845
Market price per common share[(1)]	$14.60	$15.22	$13.37	$13.29
Common equity capitalization	1,289,428	1,273,077	1,098,707	1,087,720
Preferred equity capitalization	171,085	171,085	171,085	171,085
Total equity capitalization	1,460,513	1,444,162	1,269,792	1,258,805
Total debt[(2)]	1,179,296	957,387	1,017,410	963,885
Total capitalization	$2,639,809	$2,401,549	$2,287,202	$2,222,690
STABILIZED PORTFOLIO OCCUPANCY[(3)]				
Retail	96.7%	96.0%	95.2%	94.7%
Office	97.3%	96.8%	96.9%	96.5%
Multifamily[(5)]	97.3% [(4)]	97.4%	97.4%	92.2%
Weighted Average[(6)]	97.1%	96.7%	96.4%	94.1%
OPERATING PORTFOLIO				
Commercial				
Retail Portfolio				
Net Operating Income	$15,691	$15,389	$14,853	$14,011
Number of Properties	37	37	38	37
Net Rentable Square Feet	4,067,360	4,067,355	4,064,391	3,709,490
Office Portfolio				
Net Operating Income	$11,379	$7,055	$6,977	$7,405
Number of Properties	9	8	8	8
Net Rentable Square Feet	2,120,045	1,629,310	1,629,160	1,628,179
Multifamily				
Multifamily Portfolio				
Net Operating Income	$9,492	$9,826	$9,470	$9,205
Number of Properties	13	11	12	12
Units	2,670	2,344	2,344	2,344
Beds	615	615	1,183	1,183

(1) As of market close on last day of period.
(2) Excludes GAAP adjustments.
(3) See appendix for definitions
(4) See appendix for 2022 multifamily occupancy calculation.

(5)	1Q22	4Q21	3Q21	2Q21
Conventional:	96.9%	97.6%	97.4%	96.6%
Student Housing:	98.9%	96.7%	97.5%	83.5%

(6) Total occupancy weighted by annualized base rent.

6

7 SUMMARY INCOME STATEMENT $ IN THOUSANDS, EXCEPT PER SHARE Three months ended 3/31/2022 3/31/2021 Revenues (Unaudited) Rental Revenues $54,635 $45,741 General Contracting Revenues 24,650 35,563 Total Revenues 79,285 81,304 Expenses Rental Expenses 12,669 10,832 Real Estate Taxes 5,404 5,306 General Contracting Expenses 23,821 34,275 Depreciation and Amortization 18,557 18,066 Amortization of Right-of-Use Assets - Finance Leases 278 189 General & Administrative Expenses 4,708 4,021 Acquisition, Development & Pursuit 11 71 Impairment Charges 47 3,039 Total Expenses 65,495 75,799 Gain on Real Estate Dispositions - 3,717 Operating Income 13,790 9,222 Interest Income 3,568 4,116 Interest Expense (9,031) (7,975) Loss on Extinguishment of Debt (158) - Change in fair value of derivatives and other 4,182 393 Provision for Unrealized Credit Losses (605) 55 Other Income 229 179 Income Before Taxes 11,975 5,990 Income Tax Provision 301 19 Net Income $12,276 $6,009 Net loss attributable to noncontrolling interest in investment entities (100) - Preferred stock dividends (2,887) (2,887) Net income attributable to AHH and OP unitholders $9,289 $3,122 Net income per diluted share and unit attributable to AHH and OP unitholders $0.11 $0.04 Weighted Average Shares & OP Units - Diluted 87,749 80,276

FFO, NORMALIZED FFO & AFFO[1]

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three months ended (Unaudited)			
	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Funds From Operations				
Net income attributable to AHH and OP unitholders	$9,289	$361	$4,861	$5,568
Net Income per diluted share	$0.11	$0.00	$0.06	$0.07
Depreciation and amortization[2]	18,285	16,616	16,886	17,285
Gain (loss) on dispositions of operating real estate[3]	-	(15,442)	113	-
Impairment of real estate assets	-	18,339 [4]	-	-
FFO	$27,574	$19,874	$21,860	$22,853
FFO per diluted share	$0.31	$0.24	$0.27	$0.28
Normalized FFO				
Acquisition, development & other pursuit costs	11	1	8	32
Loss on extinguishment of debt	158	3,690	120	-
Non cash GAAP Adjustments	930	(314)	(339)	749
Change in fair value of derivatives and other	(4,182)	(1,344)	(131)	(314)
Amortization of Interest Rate Cap Premium	42	59	59	59
Normalized FFO	$24,533	21,966	$21,577	$23,379
Normalized FFO per diluted share	$0.28	$0.27	$0.26	$0.29
Adjusted FFO				
Non-cash stock compensation	1,609	400	390	423
Acquisition, development & other pursuit costs	(11)	(1)	(8)	(32)
Tenant improvements, leasing commissions, lease incentives[5]	(2,873)	(1,212)	(1,837)	(1,537)
Property related capital expenditures	(3,735)	(3,145)	(3,457)	(2,054)
Adjustment for mezz loan modification and exit fees	(493)	(493)	(493)	(493)
Non-cash interest expense[6]	1,551	1,272	1,419	1,273
Cash ground rent payment - finance lease	(635)	(624)	(624)	(624)
GAAP Adjustments	(1,490)	(666)	(645)	(1,286)
AFFO	$18,456	$17,497	$16,322	$19,049
AFFO per diluted share	$0.21	$0.21	$0.20	$0.23
Weighted Average Common Shares Outstanding	67,128	61,646	61,083	60,409
Weighted Average Operating Partnership Units Outstanding	20,621	20,634	20,853	20,853
Total Weighted Average Common Shares and OP Units Outstanding	87,749	82,280	81,936	81,262

(1) *See definitions in appendix.*
(2) *Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.*
(3) *Excludes gain/loss on non-operating parcels.*
(4) *Related to Hoffler Place and Summit Place.*
(5) *Excludes development, redevelopment, and first-generation space.*
(6) *Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.*

8

NET ASSET VALUE COMPONENT DATA

$ IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three months ended 3/31/2022			
	Office[3]	Retail	Multifamily	Total
Stable Portfolio				
Portfolio NOI[1][2]	$11,141	$14,814	$9,469	$35,424
Unstabilized Properties NOI	(726)	-	90	(636)
Signed Leases Not Yet Occupied or In Free Rent Period	119	644	85	848
Stable Portfolio NOI	$10,534	$15,458	$9,644	$35,636
Intra-Quarter Transactions				
Net Acquisitons[2]	569	-	64	632
Net Dispositions	-	-	-	-
Annualized	$44,410	$61,831	$38,832	$145,073

Non-Stabilized Portfolio

	As of 3/31/2022
Projects Under Development at Cost	$48,000
Projects Delivered Not Stabilized at Cost	162,000
Projects Under Predevelopment or On Hold	15,000
Unconsolidated Joint Ventures	28,000
Total Non-Stabilized Portfolio	$253,000

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$3,377

Non-Property Assets[4]

	As of 3/31/2022
Cash and Retricted Cash	$39,486
Accounts Receivable	30,162
Notes Receivable, Including Mezzanine Investments[5]	133,070
Construction receivables, including retentions[5]	19,963
Acquired lease intangible assets, net	111,530
Other Assets	71,369
Total Non-Property Assets	$405,580

Liabilities[4]

	As of 3/31/2022
Mortgages and Notes Payable[5]	$1,179,296
Accounts Payable and Accrued Liabilities	23,838
Construction Payables, Including Retentions	33,177
Other Liabilities[5]	67,909
Total Liabilities	$1,304,220

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 3/31/2022
Total common shares outstanding	67,695
Total OP units outstanding	20,622
Total Common Shares & OP Units Outstanding	88,317

(1) *Excludes expenses associated with the Company's in-house asset management division of $0.7M for the 3 months ended 3/31/2022.*
(2) *Includes 100% of joint ventures.*
(3) *Includes leases for spaces occupied by Armada Hoffler which are eliminated for GAAP purposes.*
(4) *Excludes lease right of use assets and lease liabilities.*
(5) *Excludes GAAP adjustments.*

9

PORTFOLIO SUMMARY

AS OF MARCH 31, 2022
SEE APPENDIX FOR FULL LIST OF PROPERTIES

ARMADA HOFFLER

COMMERCIAL PORTFOLIO

Retail Properties - Stabilized	# of Properties	SF[1]	Average Age	Occupancy[1]	ABR[1]	ABR per Leased SF[1]
Town Center of Virginia Beach	9	493,961	16	96.4%	$11,356,916	$23.84
Grocery Anchored	15	1,676,460	12	98.3%	23,607,310	14.32
Regional Centers	13	1,896,939	17	95.4%	33,426,443	18.47
Total Retail Portfolio	37	4,067,360	15	96.7%	$68,390,669	$17.38

Office Properties - Stabilized	# of Properties	SF[1]	Average Age	Occupancy[1]	ABR[1]	ABR per Leased SF[1]
Town Center of Virginia Beach	4	788,233	20	97.5%	$22,191,928	$28.87
Harbor Point - Baltimore Waterfront	2	754,161	9	98.2%	22,678,063	30.62
Other	2	249,660	3	93.5%	6,281,110	26.90
Stabilized Office Total	8	1,792,054	13	97.3%	$51,151,101	$29.35

Office Properties - Non-Stabilized	# of Properties	SF[1]	Average Age	Occupancy[1]	ABR[1]	ABR per Leased SF[1]
Wills Wharf	1	327,991	2	70.4%	$6,648,602	$28.81

MULTIFAMILY PORTFOLIO

Multifamily Properties - Stabilized	# of Properties	Units/Beds	Average Age	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit/Bed
Town Center of Virginia Beach	3	759	9	96.7%	$16,377,198	$1,859
Harbor Point - Baltimore Waterfront	2	392	5	94.0%	10,679,788	2,416
Student Housing[2]	2	615	3	98.9%	8,115,309	1,112
Other	5	1,296	8	98.0%	26,618,876	1,747
Multifamily Total	12	3,062	7	97.3%	$61,791,171	$1,728

Multifamily Properties - Non-Stabilized	# of Properties	Units	Average Age	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit
Gainesville Apartments	1	223	-	29.0%	$803,065	$1,035

(1) *See appendix for definitions and portfolio detail.*
(2) *Sold April 2022.*

10

11 SAME STORE NOI BY SEGMENT $ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX) (1) Excludes expenses associated with the Company’s in-house asset management division of $0.7M and $0.7M for the 3 months ended 3/31/2022 & 3/31/2021, respectively. Three months ended 3/31/2022 3/31/2021 $ Change % Change Office Revenue $10,175 $10,210 ($35) -0.3% Rental Expenses(1) 2,248 2,190 58 2.6% Real Estate Taxes 1,314 1,294 20 1.5% Net Operating Income $6,613 $6,726 ($113) -1.7% GAAP Adjustments (2) (277) 275 Net Operating Income, Cash $6,611 $6,449 $162 2.5% Retail Revenue $18,447 $17,112 $1,335 7.8% Rental Expenses(1) 2,759 2,394 365 15.2% Real Estate Taxes 1,937 1,926 11 0.6% Net Operating Income $13,751 $12,792 $959 7.5% GAAP Adjustments (530) (750) 220 Net Operating Income, Cash $13,221 $12,042 $1,179 9.8% Multifamily Revenue $13,337 $12,027 $1,310 10.9% Rental Expenses(1) 3,730 3,583 147 4.1% Real Estate Taxes 1,320 1,258 62 4.9% Net Operating Income $8,287 $7,186 $1,101 15.3% GAAP Adjustments (217) (182) (35) Net Operating Income, Cash $8,070 $7,004 $1,066 15.2% Same Store NOI $28,651 $26,704 $1,947 7.3% GAAP Adjustments (749) (1,209) 460 $27,902 $25,495 $2,407 9.4%Same Store Portfolio NOI, Cash Basis

12 DEBT TO ADJUSTED EBITDA $ IN THE THOUSANDS SEE APPENDIX FOR CALCULATIONS AND RECONCILIATION (1) Includes development, mezzanine, construction, and other ancillary activities outside of our stabilized portfolio. (2) See appendix for definitions. Three months ended 3/31/2022(2) Stabilized Portfolio Adjusted EBITDA $36,493 Stabilized Portfolio Debt $812,703 Stabilized Portfolio Debt/ Stabilized Portfolio Adjusted EBITDA 5.6x Total Adjusted EBITDA $38,579 Net Debt $1,139,810 Plus Ancillary Debt/Total Adjusted EBITDA 7.4x Net Debt + Preferred $1,310,895 Net Debt + Preferred /Total Adjusted EBITDA 8.5x

13 DEBT INFORMATION(1) $ IN THOUSANDS Debt Maturities (1) Includes debt on held for sale properties. (2) Includes debt subject to interest rate swap locks. (3) Excludes GAAP adjustments. (4) Excludes debt subject to interest rate swap locks. (5) Represents a hedging corridor with a floor of BSBY+1.00% and a ceiling of BSBY+3.00%. 3.8% 2.9% 2.6% 3.0% 2.2% 3.6% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2022 2023 2024 2025 2026 Thereafter Debt Maturing Weighted Average Interest Rate Total Debt Composition Weighted Average % of Debt Interest Rate Maturity Variable vs. Fixed-rate Debt Variable-rate Debt(4) 55.7% 2.4% 3.5 Yrs Fixed-rate Debt(2)(3) 44.3% 3.4% 7.1 Yrs Secured vs. Unsecured Debt Unsecured Debt 22.9% 2.8% 2.6 Yrs Secured Debt 77.1% 2.8% 5.9 Yrs Total 2.8% 5.1 Yrs Interest Rate Cap Agreements At or Below 3.00% Effective Date Maturity Date Strike Rate Notional  Amount May 2019 June 2022 LIBOR 2.50% $100,000 February 2021 February 2023 LIBOR 0.50% 100,000 March 2021 April 2023 LIBOR 2.50% 14,479 May 2021 May 2023 LIBOR 0.50% 35,100 May 2021 May 2023 LIBOR 0.50% 50,000 July 2020 July 2023 LIBOR 0.50% 100,000 June 2021 July 2023 LIBOR 0.50% 100,000 November 2020 November 2023 SOFR 1.84% 84,375 April 2022 February 2024 BSBY 1.00%-3.00%(5) 175,000 Total Interest Rate Caps $758,954 Fixed-rate Debt(2)(3) $522,053 Fixed-rate and Hedged Debt $1,281,007 Total Debt(3) $1,179,296 % Fixed or Hedged 100%

OUTSTANDING DEBT

$ IN THOUSANDS

Debt	Stated Rate	Rate as of 3/31/2022	Maturity Date	Debt Maturities & Principal Payments						Outstanding as of 3/31/2022
				2022	2023	2024	2025	2026	Thereafter	
Secured Notes Payable - Stabilized Debt										
Marketplace at Hilltop	4.42%	4.42%	Oct-2022	$9,600						$9,600
1405 Point	L+2.25%	2.70%	Jan-2023	570	51,531					52,101
Nexton Square	L+2.25%	2.70% [2]	Feb-2023	-	20,107					20,107
249 Central Park Retail	L+1.60%	3.85% [1]	Aug-2023	197	16,092					16,289
Fountain Plaza Retail	L+1.60%	3.85% [1]	Aug-2023	118	9,685					9,803
South Retail	L+1.60%	3.85% [1]	Aug-2023	86	7,066					7,152
Hoffler Place[3]	L+2.60%	3.05% [2]	Jan-2024	-	257	18,143				18,400
Summit Place[3]	L+2.60%	3.05% [2]	Jan-2024	-	311	22,789				23,100
One City Center	L+1.85%	2.30%	Apr-2024	500	691	22,733				23,924
Red Mill Central	4.80%	4.80%	Jun-2024	131	175	1,838				2,144
Premier Apartments	L+1.55%	2.00%	Oct-2024	166	234	16,053				16,453
Premier Retail	L+1.55%	2.00%	Oct-2024	82	115	7,907				8,104
Red Mill South	3.57%	3.57%	May-2025	246	338	351	4,502			5,437
Brooks Crossing Office	L+1.60%	2.05%	Jul-2025	346	472	481	13,454			14,753
Market at Mill Creek	L+1.55%	2.00%	Jul-2025	486	647	647	11,200			12,980
North Point Center Note 2	7.25%	7.25%	Sep-2025	114	162	174	1,468			1,918
Encore Apartments	2.93%	2.93%	Feb-2026	407	556	573	590	22,263		24,389
4525 Main Street	2.93%	2.93%	Feb-2026	522	714	735	757	28,577		31,305
Thames Street Wharf	BSBY+1.30%	2.35% [1]	Sep-2026	1,075	1,433	1,972	3,050	62,873		70,403
Exelon Building	BSBY+1.50%	1.89% [2]	Nov-2026	-	-	-	-	175,000		175,000
Southgate Square	L+1.90%	2.35% [2]	Dec-2026	570	779	796	817	23,891		26,853
Greenbrier Square	3.74%	3.74%	Oct-2027	60	371	385	399	415	18,370	20,000
Lexington Square	4.50%	4.50%	Sep-2028	211	293	306	320	335	12,638	14,103
Red Mill North	4.73%	4.73%	Dec-2028	83	116	121	127	133	3,582	4,162
Greenside Apartments	3.17%	3.17%	Dec-2029	550	759	780	808	834	28,682	32,413
The Residences at Annapolis Junction	SOFR+2.66%	2.95%	Nov-2030	-	147	1,753	1,809	1,860	78,806	84,375
Smith's Landing	4.05%	4.05%	Jun-2035	689	956	994	1,037	1,081	11,466	16,223
Liberty Apartments	5.66%	5.66%	Nov-2043	243	341	361	382	404	11,763	13,494
Edison Apartments	5.30%	5.30%	Dec-2044	275	384	405	427	450	13,896	15,837
The Cosmopolitan	3.35%	3.35%	Jul-2051	638	876	906	937	968	37,556	41,881
Total - Secured Stabilized Debt				17,965	115,608	101,203	42,084	319,084	216,759	812,703
Secured Notes Payable - Development Pipeline										
Wills Wharf	L+2.25%	2.70%	Jun-2023	-	64,288					64,288
Chronicle Mill	L+3.00%	3.45% [2]	May-2024	-	-	8,210				8,210
Gainesville Apartments	L+3.00%	3.75% [2]	Aug-2024	-	-	24,095				24,095
Total - Development Pipeline				-	64,288	32,305	-	-	-	96,593
Total Secured Notes Payable				17,965	179,896	133,508	42,084	319,084	216,759	909,296
Unsecured Stabilized Debt										
Senior Unsecured Line of Credit	L+1.30%-1.85%	1.95%	Jan-2024	-	-	65,000				65,000
Senior Unsecured Term Loan	L+1.25%-1.80%	1.90%	Jan-2025	-	-	-	19,500			19,500
Senior Unsecured Term Loan	L+1.25%-1.80%	1.95%-4.47% [1]	Jan-2025	-	-	-	185,500			185,500
Total - Unsecured Stabilized Debt				-	-	65,000	205,000	-	-	270,000
Total Notes Payable excluding GAAP Adjustments				$17,965	$179,896	$198,508	$247,084	$319,084	$216,759	$1,179,296
GAAP Adjustments										(465)
Notes Payable Relating to Held for Sale Properties										(41,364)
Total Notes Payable										$1,137,467

(1) *Includes debt subject to interest rate swap locks.*
(2) *Subject to a rate floor.*
(3) *Held for sale as of 3/31/22. Disposed subsequent to quarter end.*

14

CAPITALIZATION & FINANCIAL RATIOS

$ IN THOUSANDS AS OF MARCH 31, 2022

ARMADA HOFFLER

Debt	% of Total	Principal Balance
Unsecured credit facility	6%	$65,000
Unsecured term loans	17%	205,000
Mortgages payable	77%	909,296
Total debt		$1,179,296

Preferred Equity	Shares	Liquidation Value Per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price[1]	Market Value
Common stock (NYSE: AHH)	77%	67,695	$14.60	$988,347
Operating Partnership Units	23%	20,622	$14.60	301,081
Equity market capitalization		88,317		$1,289,428
Total capitalization				$2,639,809

Financial Ratios	
Debt Service Coverage Ratio[2]	3.2x
Fixed Charge Coverage Ratio[3]	2.6x
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	5.6x
Plus Ancillary Debt / Total Adjusted EBITDA	7.4x
Net Debt + Preferred / Total Adjusted EBITDA	8.5x
Debt/Total Capitalization	45%

Liquidity	
Cash on hand	$39,486
Availability under credit facility	85,000
Availability under construction loans	47,045
	$171,531



Equity 49%
Preferred 6%
Debt 45%

Unencumbered Properties	
% of Total Properties	56%
% of Annualized Base Rent	33%

(1) *As of close of market 3/31/22.*
(2) *Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense and required principal repayment.*
(3) *Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends.*

15

DEVELOPMENT PIPELINE

$ IN THOUSANDS

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Schedule[1] Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Predevelopment											
Ten Tryon Charlotte, NC	Mixed-use	TBD	-	TBD	TBD	TBD	TBD	TBD	$14,000 [3]	100%	
Harrisonburg Apartments Harrisonburg, VA	Multifamily	266 units	-	2Q22	3Q24	3Q25	70,000	TBD	1,000	100%	
					Total Predevelopment Projects		$70,000	-	$15,000		
Under Development											
Chronicle Mill Belmont, NC	Multifamily	244 units / 14,700 sf	-	1Q21	3Q22	4Q23	$55,000	$35,100	$35,000	85% [4]	
Southern Post Roswell, GA	Mixed-use	137 units / 137,000 sf	-	4Q21	4Q23	4Q24	113,000	TBD	13,000	100%	
					Total Projects Under Development		$168,000	$35,100	$48,000		
Delivered Not Stabilized											
Wills Wharf Baltimore, MD	Office	328,000 sf	91%	3Q18	2Q20	2Q23	$120,000	$76,000	$114,000	100%	Canopy by Hilton, Transamerica, RBC, Morgan Stanley
Gainesville Apartments Gainesville, GA	Multifamily	223 units	68%	3Q20	1Q22	4Q22	52,000	31,000	48,000	95% [4]	
					Total Delivered Not Stabilized		$172,000	$107,000	$162,000		

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Equity Requirement	Cost to Date	AHH Ownership %	Anchor Tenants
Unconsolidated JV's											
T. Rowe Price Global HQ Baltimore, MD	Office	535,900 sf office / 40,500 sf retail / 250 parking spaces	93%	2Q22	1Q24	2Q24	$246,000	$42,000	$21,000	50%	T. Rowe Price
Parcel 4 Mixed-Use Baltimore, MD	Mixed-Use/Garage	312 units / 13,000 sf retail / 1,250 parking spaces	-	2Q22	3Q24	2Q26	198,000	74,000	7,000	90%	
					Total Unconsolidated JV's		$444,000	$116,000	$28,000		

(1) Represents estimates that may change as the development and redevelopment process proceeds.
(2) First fully-stabilized quarter. See same store definition in appendix.
(3) Includes payments to partners.
(4) Majority interest in joint venture with preferred return.



GALAXY COFFEE
bistro

Gainesville Apts
Gainesville, GA

	Q1 2022
Capitalized Interest	$355
Capitalized Overhead	$577

16

17 PREFERRED INVESTMENTS/MEZZANINE The Interlock Atlanta, GA $ IN THOUSANDS AS OF MARCH 31, 2022 (1) Represents estimates that may change as the development process proceeds. (2) Includes amortization of fees. (3) Preferred equity with economic terms and accounting consistent with a loan receivable. Property Type Estimated Size(1) % Leased or LOI Initial Occupancy Loan Maturity Interest Rate Loan Balance QTD Interest Income(2) Outstanding Investments The Interlock Atlanta, GA Mixed-use 300,000 sf 90% 1Q21 4Q24 15% $78,561 $2,826 Solis Nexton(3) Summerville, SC Multifamily 320 units NA 4Q22 4Q26 11% 24,180 614 Solis City Park(3) Charlotte, NC Multifamily 250 units NA 3Q23 1Q28 13% 4,942 19 Total $107,683 $3,459 Schedule(1)

18 THIRD-PARTY CONSTRUCTION $ IN THOUSANDS Holly Springs Apartments Holly Springs, NC Q1 2022 Q4 2021 Q3 2021 Q2 2021 Trailing 4 Quarters Revenue $24,650 $20,463 $17,502 $18,408 $81,023 Expense (23,821) (19,750) (15,944) (18,131) (77,646) Gross Profit $829 $713 $1,558 $277 $3,377 Operating Margin 3.4% 3.5% 8.9% 1.5% 4.2% Backlog as of Q1 2022 Beginning Backlog $215,518 New Contracts 228,603 QTD Work Performed (24,682) Ending Backlog $419,439

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ARMADA HOFFLER

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price	Cash Cap Rate	Purchase Date	Anchor Tenants
2022		482,000 / 103 units	$273,000	6.1%		
Exelon Building	Baltimore, MD	482,000 / 103 units	273,000 [1]	6.1%	1Q22	Exelon Generation / Constellation
2021		412,075	$64,850	6.9%		
Greenbrier Square	Chesapeake, VA	260,710	36,500	6.3%	3Q21	Kroger, Homegoods, Dick's Sporting Goods
Overlook Village	Asheville, NC	151,365	28,350	7.7%	3Q21	T.J. Maxx|Homegoods, Ross
2020		174 units	$25,700	6.8%		
Edison Apartments	Richmond, VA	174 units	25,700	6.8%	4Q20	NA
Total/Weighted Average		894,075 / 277 units	$363,550	6.3%		

DISPOSITIONS

Properties	Location	Square Feet/Beds	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2022		618 beds	$80,875	4.4%		
Summit Place	Charleston, SC	357 beds	37,800	4.8%	2Q22	NA
Hoffler Place	Charleston, SC	258 beds	43,075	4.1%	2Q22	NA
2021		128,105 / 568 beds	$90,265	5.2%		
Johns Hopkins Village	Baltimore, MD	568 beds	75,000	5.6%	4Q21	NA
Courthouse 7-Eleven	Virginia Beach, VA	3,177	3,065	4.5%	4Q21	7-Eleven
Socastee Commons	Myrtle Beach, SC	57,273	3,800	NA [2]	3Q21	NA
Oakland Marketplace	Oakland, TN	64,538	5,500	7.8%	1Q21	Kroger
Hanbury 7-Eleven	Chesapeake, VA	3,117	2,900	5.5%	1Q21	7-Eleven
2020		645,600	$97,300	7.7%		
Hanbury Walgreens	Chesapeake, VA	14,820	7,300	6.1%	3Q20	Walgreens
Retail Portfolio (7 properties)	Mid-Atlantic	630,780	90,000	7.8%	2Q20	Harris Teeter, Food Lion, Weis Markets, Office Max
Total/Weighted Average		773,705 / 1,183 beds	$268,440	5.9%		

(1) *Represents 100% of property value of which company owns 90% economic interest.*
(2) *Anchor tenant vacant at time of sale.*

19

20 TOP 20 TENANTS BY ABR(1) $ IN THOUSANDS AS OF MARCH 31, 2022 (1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized. (2) Excludes 9.3K SF Morgan Stanley lease at Armada Hoffler Tower expiring in 2023. Inclusive of both leases, Morgan Stanley contributes $6.0M of ABR. Commercial Portfolio(1) Tenant Number of Leases Lease Expiration Annualized Base Rent % of Total Annualized Base Rent Exelon 1 2036 $ 14,149 7.8% Morgan Stanley(2) 1 2027 5,817 3.2% Harris Teeter/Kroger 6 2023 - 2035 3,740 2.1% Clark Nexsen 1 2029 2,746 1.5% WeWork 1 2034 2,122 1.2% Lowes Foods 2 2037 ; 2039 1,976 1.1% Duke University 1 2029 1,659 0.9% Huntington Ingalls Industries 1 2029 1,575 0.9% Dick's Sporting Goods 1 2032 1,553 0.9% PetSmart 5 2025 - 2027 1,527 0.8% TJ Maxx/Homegoods 5 2023 - 2027 1,504 0.8% Mythics 1 2030 1,260 0.7% Williams-Sonoma, Inc. 4 2026 - 2031 1,195 0.7% Johns Hopkins Medicine 1 2023 1,180 0.7% Amazon/Whole Foods 1 2040 1,144 0.6% Ross Dress for Less 3 2025 - 2027 1,122 0.6% Apex Entertainment 1 2035 1,092 0.6% Bed Bath & Beyond 2 2025 ; 2027 1,084 0.6% Regal Cinemas 2 MTM ; 2024 1,064 0.6% Pender & Coward 1 2030 974 0.5% Top 20 Total $ 48,482 26.8%

LEASE SUMMARY

ARMADA HOFFLER

OFFICE

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q1 2022	5	22,985	11.3%	2.6%	4.9	$321,154	$13.97
Q4 2021	1	23,267	8.3%	-3.8%	5.3	515,175	22.14
Q3 2021	1	1,400	-5.0%	-13.5%	3.0	2,153	1.54
Q2 2021	-	-	0.0%	0.0%	0.0	-	-
Trailing 4 Quarters	7	47,652	9.3%	-1.2%	5.0	$838,482	$17.60

New Leases(1)

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q1 2022	2	5,407	$29.11	7.7	$358,633	$66.33
Q4 2021	1	1,428	26.00	10.0	45,198	31.65
Q3 2021	3	10,895	26.71	5.9	466,981	42.86
Q2 2021	1	1,700	29.50	3.3	12,583	7.40
Trailing 4 Quarters	7	19,430	$27.57	6.5	$883,395	$45.47

RETAIL

Renewals

Quarter	Number of Leases Signed	Net Rentable SF Signed	GAAP Releasing Spread	Cash Releasing Spread	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q1 2022	22	199,653	11.8%	3.5%	6.1	$251,045	$1.26
Q4 2021	16	126,328	9.0%	6.0%	4.8	166,153	1.32
Q3 2021	10	43,479	13.3%	8.4%	5.0	86,764	2.00
Q2 2021	15	89,973	8.0%	6.9%	5.0	208,544	2.32
Trailing 4 Quarters	63	459,433	10.2%	5.8%	5.4	$712,506	$1.55

New Leases(1)

Quarter	Number of Leases Signed	Net Rentable SF Signed	Cash Rent per SF	Wtd Average Lease Term (yrs)	TI & LC	TI & LC per SF
Q1 2022	5	19,680	$28.15	11.6	$1,753,363	$89.09
Q4 2021	17	61,922	18.27	6.8	1,267,703	20.47
Q3 2021	10	34,384	19.09	8.5	898,397	26.13
Q2 2021	11	55,683	16.05	9.4	3,029,735	54.41
Trailing 4 Quarters	43	171,669	$18.84	8.5	$6,949,198	$40.48

(1) *Excludes leases from properties in development.*

21

LEASE EXPIRATIONS[(1)]

AS OF MARCH 31, 2022

ARMADA HOFFLER

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	49,225	2.7%	$ -	-
M-T-M	4	2,743	0.2%	88,449	0.2%
2022	8	11,176	0.6%	361,047	0.7%
2023	12	92,847	5.2%	2,565,713	5.0%
2024	14	150,495	8.4%	3,643,527	7.1%
2025	17	144,972	8.1%	4,436,773	8.7%
2026	12	56,299	3.1%	1,509,260	3.0%
2027	14	310,609	17.3%	9,302,726	18.2%
2028	12	99,554	5.6%	2,833,181	5.5%
2029	9	247,588	13.8%	6,634,411	13.0%
2030	7	109,097	6.1%	3,208,759	6.3%
2031	2	5,317	0.3%	113,535	0.2%
2032	3	6,214	0.3%	182,796	0.4%
Thereafter	2	505,918	28.3%	16,270,924	31.7%
Total / Weighted Average	116	1,792,054	100.0%	$51,151,101	100.0%

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	132,782	3.3%	$ -	-
M-T-M	3	52,757	1.3%	365,997	0.5%
2022	32	71,933	1.8%	1,761,444	2.6%
2023	65	325,677	8.0%	6,307,060	9.2%
2024	86	447,897	11.0%	8,321,085	12.2%
2025	88	642,293	15.8%	9,095,244	13.3%
2026	75	381,967	9.4%	7,471,489	10.9%
2027	61	426,916	10.5%	7,409,286	10.8%
2028	34	107,967	2.7%	2,949,609	4.3%
2029	32	117,876	2.9%	2,549,408	3.7%
2030	40	239,821	5.9%	5,305,481	7.8%
2031	28	206,988	5.1%	4,091,804	6.0%
2032	21	290,454	7.1%	4,681,328	6.8%
Thereafter	21	622,032	15.2%	8,081,434	11.9%
Total / Weighted Average	586	4,067,360	100.0%	$68,390,669	100.0%

(1) Excludes leases from properties in development and delivered, but not yet stabilized.

22

23Town Center Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

24 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of March 31, 2022, for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of March 31, 2022. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, and proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. TOTAL ADJUSTED EBITDA: We calculate Total Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items.

25 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements, termination fees and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. DEFINITIONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) revenue for the quarter ended by (b) 4.

26 DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square feet, expressed as a percentage. As of January 1, 2022, occupancy for our multifamily properties is calculated as (a) average of the number of occupied units/beds on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units/beds available, as of such date expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. For periods prior to January 1, 2022, multifamily and student housing occupancy was calculated based on occupied units and beds as a percentage of total units and beds. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, certain costs for interest rate caps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines

27 DEFINITIONS STABILIZED PORTFOLIO DEBT: We calculate Stabilized Portfolio Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured line of credit. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing same store operating results. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented. STABILIZED PORTFOLIO ADJUSTED EBITDA: We calculate Stabilized Portfolio Adjusted EBITDA as EBITDA coming solely from our stabilized operating properties. We generally consider a property to be stabilized upon the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. Management believes that Stabilized Portfolio Adjusted EBITDA provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Portfolio Adjusted EBITDA or similarly entitled measures.

PROPERTY PORTFOLIO

AS OF MARCH 31, 2022

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Year Built / Redeveloped	SF(1)	Occupancy(1)	ABR(1)	ABR per Leased SF(1)	Anchor Tenant(s)
Town Center of Virginia Beach							
249 Central Park Retail	Virginia Beach, VA	2004	92,400	94.2%	$2,392,768	$27.49	Cheesecake Factory, Brooks Brothers
Apex Entertainment	Virginia Beach, VA	2002/2020	103,335	100.0%	1,534,848	14.85	Apex Entertainment, USI
Columbus Village	Virginia Beach, VA	2013/2020	62,207	100.0%	1,896,832	30.49	Barnes & Noble, CAVA, Shake Shack
Columbus Village II	Virginia Beach, VA	1996	92,061	96.7%	983,477	11.04	BB&B, Regal
Commerce Street Retail	Virginia Beach, VA	2008	19,173	100.0%	961,827	50.17	Yard House
Fountain Plaza Retail	Virginia Beach, VA	2004	35,961	93.7%	1,101,938	32.69	Ruth's Chris, Nando's
Premier Retail	Virginia Beach, VA	2018	38,715	82.0%	1,079,686	34.00	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	2002	38,515	100.0%	999,533	25.95	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	2007	11,594	100.0%	406,008	35.02	Rocket Title, Legal Sea Foods
Grocery Anchored							
Broad Creek Shopping Center(2)	Norfolk, VA	2001	121,504	96.9%	$2,202,784	$18.71	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	1980	115,059	98.2%	1,350,959	11.96	Kroger
Brooks Crossing Retail	Newport News, VA	2016	18,349	78.3%	218,623	15.21	Various Small Shops (grocery shadow)
Delray Beach Plaza(2)	Delray Beach, FL	2021	87,207	100.0%	2,993,107	34.32	Whole Foods
Greenbrier Square	Chesapeake, VA	2017	260,710	95.4%	2,473,575	9.95	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	2014	15,719	92.6%	322,347	22.15	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	2009	98,638	100.0%	1,993,457	20.21	Harris Teeter
Lexington Square	Lexington, SC	2017	85,440	98.3%	1,832,602	21.82	Lowes Foods
Market at Mill Creek	Mt. Pleasant, SC	2018	80,319	97.7%	1,825,232	23.25	Lowes Foods
North Point Center	Durham, NC	2009	494,746	100.0%	3,912,091	7.91	Harris Teeter, Home Depot, Costco
Parkway Centre	Moultrie, GA	2017	61,200	100.0%	841,233	13.75	Publix
Parkway Marketplace	Virginia Beach, VA	1998	37,804	100.0%	769,960	20.37	Rite Aid (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	2001	74,256	98.0%	1,243,173	17.09	Safeway
Sandbridge Commons	Virginia Beach, VA	2015	76,650	100.0%	1,094,883	14.28	Harris Teeter
Tyre Neck Harris Teeter(2)	Portsmouth, VA	2011	48,859	100.0%	533,285	10.91	Harris Teeter
Regional Centers							
Dimmock Square	Colonial Heights, VA	1998	106,166	79.0%	$1,546,918	$18.44	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	1999	49,000	100.0%	717,850	14.65	Regal Cinemas
Marketplace at Hilltop(2)	Virginia Beach, VA	2001	116,953	100.0%	2,664,005	22.78	Total Wine, Panera, Chick-Fil-A
Nexton Square	Summerville, SC	2020	133,608	95.2%	3,309,880	26.02	Various Small Shops
North Hampton Market	Taylors, SC	2004	114,954	100.0%	1,568,731	13.65	PetSmart, Hobby Lobby
Overlook Village	Asheville, NC	1990	151,365	100.0%	2,194,344	14.50	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	2004	160,942	95.1%	2,374,808	15.51	BB&B, PetSmart, DSW
Providence Plaza	Charlotte, NC	2008	103,118	90.5%	2,730,375	29.24	Cranfill, Sumner & Hartzog, Chipotle
Red Mill Commons	Virginia Beach, VA	2005	373,808	95.4%	6,705,139	18.80	Homegoods, Walgreens
Southgate Square	Colonial Heights, VA	2016	260,131	94.0%	3,517,684	14.39	Burlington, PetSmart, Michaels, Conn's
South Square	Durham, NC	2005	109,590	100.0%	1,980,397	18.07	Ross, Petco, Office Depot
Southshore Shops	Chesterfield, VA	2006	40,307	84.5%	704,170	20.68	Buffalo Wild Wings
Wendover Village	Greensboro, NC	2004	176,997	98.8%	3,412,142	19.52	T.J. Maxx, Petco, Beauty World
Total Retail Portfolio			4,067,360	96.7%	$68,390,669	$17.38	

28

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.

PROPERTY PORTFOLIO CONT.

AS OF MARCH 31, 2022

ARMADA HOFFLER

Office Properties- Stabilized	Location	SF[1]	Year Built	Occupancy[1]	ABR[1]	ABR per Leased SF[1]	Anchor Tenants
Town Center of Virginia Beach							
4525 Main Street	Virginia Beach, VA	235,088	2014	100.0%	$7,075,702	$30.10	Clark Nexsen, Anthropologie, Mythics
Armada Hoffler Tower[3]	Virginia Beach, VA	315,916	2002	99.3%	9,437,731	30.10	AHH, Troutman Pepper, Williams Mullen
One Columbus	Virginia Beach, VA	128,770	1984	88.3%	2,930,846	25.77	Truist, HBA
Two Columbus	Virginia Beach, VA	108,459	2009	98.0%	2,747,648	25.85	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront							
Exelon Building	Baltimore, MD	490,735	2016	97.2%	$15,069,978	$31.58	Exelon Constellation
Thames Street Wharf[3]	Baltimore, MD	263,426	2010	100.0%	7,608,085	28.88	Morgan Stanley, JHU Medical
Other							
Brooks Crossing Office	Newport News, VA	98,061	2019	100.0%	$1,887,419	$19.25	Huntington Ingalls Industries
One City Center	Durham, NC	151,599	2019	89.3%	4,393,691	32.44	Duke University, WeWork
Stabilized Office Total		1,792,054		97.3%	$51,151,101	$29.35	

Office Properties- Non-Stabilized	Location	SF[1]	Year Built	Occupancy[1]	ABR[1]	ABR per Leased SF[1]	Anchor Tenants
Wills Wharf[2]	Baltimore, MD	327,991	2020	70.4%	$6,648,602	$28.81	Canopy by Hilton, Transamerica, RBC

Multifamily Properties- Stabilized	Location	Units/Beds	Year Built / Redeveloped	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit/Bed
Town Center of Virginia Beach						
Encore Apartments	Virginia Beach, VA	286	2014	96.3%	$5,157,791	$1,561
Premier Apartments	Virginia Beach, VA	131	2018	99.0%	2,805,131	1,802
The Cosmopolitan[4]	Virginia Beach, VA	342	2006/2020	96.2%	8,414,276	2,131
Harbor Point - Baltimore Waterfront						
1405 Point[2][4]	Baltimore, MD	289	2018	95.3%	$7,940,513	$2,403
1305 Dock Street	Baltimore, MD	103	2016	90.3%	2,739,275	2,454
Student Housing						
Hoffler Place[4][5][6]	Charleston, SC	258	2019	98.8%	$3,931,465	$1,285
Summit Place[5][6]	Charleston, SC	357	2020	99.0%	4,183,844	986
Other						
Edison Apartments[4]	Richmond, VA	174	2014	99.0%	$3,031,568	$1,467
Greenside Apartments	Charlotte, NC	225	2018	99.4%	4,339,866	1,617
Liberty Apartments[4]	Newport News, VA	197	2013	95.4%	3,280,239	1,454
Smith's Landing[2]	Blacksburg, VA	284	2009	99.4%	5,501,920	1,624
The Residences at Annapolis Junction	Annapolis Junction, MD	416	2018	97.0%	10,465,283	2,161
Multifamily Total		3,062		97.3%	$61,791,171	$1,728

Multifamily Properties- Non-Stabilized	Location	Units/Beds	Year Built / Redeveloped	Occupancy[1]	AQR [1]	Monthly AQR per Occupied Unit/Bed
Gainesville Apartments	Gainesville, GA	223	2022	29.0%	$803,065	$1,035

(1) *See appendix for definitions.*
(2) *The Company leases all or a portion of the land underlying this property pursuant to a ground lease.*
(3) *The company occupied 55,390 square feet at these two properties at an ABR of $1.8M, or $32.23 per leased square foot, which are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.*
(4) *The ABR for Liberty, Cosmopolitan, Hoffler Place, Edison, and 1405 Point excludes approximately $0.2M, $1.0M, $0.3M, $0.3M and $0.4M, respectively, from ground floor retail leases.*
(5) *Sold April 2022.*
(6) *Student Housing property that is leased by bed. Monthly effective rent per occupied unit is calculated by dividing total base rental payments for the month ended March 31, 2022, by the number of occupied beds.*

29

RECONCILIATION OF DEBT & EBITDA

$ IN THOUSANDS

ARMADA HOFFLER

	Three months ended			
	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Property Net Operating Income	$36,562	$32,270	$31,301	$30,618
Property Other Income (expense), net	104	(74)	(185)	(180)
Amortization of Right of Use Assets	(278)	(278)	(278)	(278)
Impairment of intangible assets and liabilities	(47)	83	-	(83)
Property Adjusted EBITDA	$36,341	$32,001	$30,838	$30,077
Acquisition	826	-	598	-
Disposition	-	(730)	-	-
Development	(674)	(681)	(725)	(819)
Stabilized Portfolio Adjusted EBITDA	$36,493	$30,590	$30,711	$29,258
Construction Gross Profit	829	713	1,558	278
Corporate G&A	(4,552)	(3,482)	(3,263)	(3,308)
NonCash Stock Comp	1,609	400	390	423
Acquisition development & other pursuit costs	(11)	(1)	(8)	(32)
Interest income	3,568	3,829	3,765	4,384
Other income (expense), net	(31)	5	15	13
Add Back: Unstabilized Development	674	681	725	819
Total Adjusted EBITDA	$38,579	$32,735	$33,893	$31,835
Stabilized Portfolio Debt	$812,703	$664,985	$710,036	$696,392
Stabilized Portfolio Debt/ Stabilized Portfolio Adjusted EBITDA	5.6x	5.4x	5.8x	6.0x
Total Debt[(1)]	1,179,296	957,387	1,017,410	963,885
Cash	(39,486)	(40,443)	(33,453)	(53,242)
Net Debt	$1,139,810	$916,944	$983,957	$910,643
Plus Ancillary Debt/Total Adjusted EBITDA	7.4x	7.0x	7.3x	7.0x [(2)]
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	$1,310,895	$1,088,029	$1,155,042	$1,081,728
Net Debt + Preferred /Total Adjusted EBITDA	8.5x	8.3x	8.5x	8.3x [(2)]

(1) *Excludes GAAP adjustments.*
(2) *Includes the unannualized mezzanine loan prepayment premium of $2.4M.*

30

31 QUARTER TO DATE(1) $ IN THOUSANDS AS OF MARCH 31, 2022 CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired and/or disposed properties. Leasing Commissions Lease Incentive Tenant Improvements Land Improvements Building Improvements Furniture Fixtures & Equipment Total Second Generation Capex Retail $534 - $1,587 $234 $1,981 - $4,336 Office 111 - 427 - 602 - 1,140 Multifamily 2 - 211 49 638 231 1,131 Total Portfolio $647 - $2,225 $283 $3,221 $231 $6,607

32 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three months ended 3/31 2022 2021 Office Same Store Rental revenues $10,175 $10,210 Property expenses 3,562 3,484 NOI 6,613 6,726 Non-Same Store NOI(1) 4,766 676 Segment NOI $11,379 $7,402 Retail Same Store Rental revenues $18,447 $17,112 Property expenses 4,696 4,320 NOI 13,751 12,792 Non-Same Store NOI(1) 1,940 600 Segment NOI $15,691 $13,392 Multifamily Same Store Rental revenues $13,337 $12,027 Property expenses 5,050 4,841 NOI 8,287 7,186 Non-Same Store NOI(1) 1,205 1,623 Segment NOI $9,492 $8,809 Total Property Portfolio NOI $36,562 $29,603

33 RECONCILIATION TO GAAP NET INCOME $ IN THOUSANDS Office Retail Multifamily Total Rental Properties General Contracting & Real Estate Services Total Segment revenues 17,023$ 21,430$ 16,182$ 54,635$ 24,650$ 79,285$ Segment expenses 5,644 5,739 6,690 18,073 23,821 41,894 Net operating income 11,379$ 15,691$ 9,492$ 36,562$ 829$ 37,391$ Depreciation and amortization (18,557) General and administrative expenses (4,708) Acquisition, development and other pursuit costs (11) Impairment charges (47) Interest income 3,568 Interest expense (9,031) Loss on extinguishment of debt (158) Unrealized credit loss release (provision) (605) Amortization of right-of-use assets - finance leases (278) Change in fair value of derivatives and other 4,182 Other income (expense) 229 Income tax benefit 301 Net income 12,276$ Net loss (income) attributable to noncontrolling interest in investment entities (100) Preferred stock dividends (2,887) Net income attributable to AHH and OP unitholders 9,289$ Three months ended 3/31/2022

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

ARMADA HOFFLER

$ IN THOUSANDS

	Three months ended			
	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Net income attributable to common stockholders and OP unitholders	$9,289	$361	$4,861	$5,568
Excluding:				
Depreciation and amortization	18,557	16,616	16,886	17,285
Loss (gain) on real estate dispositions	-	(15,436)	113	-
Impairment of real estate assets	-	18,339	-	-
Income tax provision (benefit)	(301)	(220)	(42)	(461)
Interest expense	9,031	8,685	8,827	8,418
Change in fair value of derivatives and other	(4,182)	(1,344)	(131)	(314)
Preferred dividends	2,887	2,887	2,887	2,887
Loss on extinguishment of debt	158	3,690	120	-
Mezzanine loan prepayment premium	-	-	-	(2,359)
Unrealized credit loss provision (release)	605	(508)	(617)	388
Investment Entities	100	(5)	-	-
Non-cash stock compensation	1,609	400	390	423
Adjusted EBITDA	$37,753	$33,465	$33,294	$31,835
Dispositions	-	(730)	-	-
Acquisitions (full quarter)	826	-	599	-
Total Adjusted EBITDA	$38,579	$32,735	$33,893	$31,835
Construction Gross Profit	(829)	(713)	(1,558)	(278)
Corporate G&A	4,552	3,482	3,263	3,308
NonCash Stock Comp	(1,609)	(400)	(390)	(423)
Acquisition development & other pursuit costs	11	1	8	32
Interest income	(3,568)	(3,829)	(3,765)	(4,384)
Other income (expense), net	31	(5)	(15)	(13)
Add Back: Unstabilized Development	(674)	(681)	(725)	(819)
Stabilized Portfolio Adjusted EBITDA	$36,493	$30,590	$30,711	$29,258
Acquisition	(826)	-	(598)	-
Disposition	-	730	-	-
Development	674	681	725	819
Property Adjusted EBITDA	$36,341	$32,001	$30,838	$30,077

34